POST OFFICE BOX 787
                               LEBANON, TENNESSEE
                                       37088-0787
                               PHONE 615.443.9869

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[CBRL GROUP, INC. LOGO]



                                                Contact:  Lawrence E. White
                                                          Senior Vice President/
                                                          Finance and Chief
                                                          Financial Officer
                                                          (615) 443-9869


                      CBRL GROUP FISCAL 2005 FIRST QUARTER
                         CONFERENCE CALL ON THE INTERNET


LEBANON, Tenn. (Nov. 11, 2004) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its first quarter earnings conference call on Thursday, November 18, 2004. Company management will discuss financial results for the quarter ended October 29, 2004 and the earnings outlook for its 2005 fiscal year.


     The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com on November 18, 2004, beginning at 11:00 a.m. (Eastern Time). The on-line replay will follow immediately and continue through November 25, 2004.

     Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 510 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 115 company-operated and 21 franchised Logan's Roadhouse restaurants in 18 states.


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